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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of National Property Analysts Master Limited Partnership ("NPAMLP") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward B. Lipkin, President of EBL&S, Inc., the Managing General Partner of NPAMLP certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NPAMLP.

                                       National Property Analysts Master Limited
                                       Partnership
                                       -----------------------------------------
                                       (Registrant)

                                       Date: May 10, 2004
                                             -----------------------------------



                                       By:   EBL&S, Inc., its managing
                                               general partner
                                             -----------------------------------

                                       By:   /s/ Edward B. Lipkin
                                             -----------------------------------
                                              Name:  Edward B. Lipkin
                                              Title: President